ADVISORSHARES TRUST

AdvisorShares QAM Equity Hedge ETF

NYSE Arca Ticker: QEH

Supplement dated May 30, 2014

to the summary and statutory prospectuses

and statement of additional information dated October 28, 2013

This supplement provides new and additional information beyond that contained in the summary and statutory prospectuses (together, the “Prospectuses”) and statement of additional information (“SAI”) for the AdvisorShares QAM Equity Hedge ETF (the “Fund”) and should be read in conjunction with the Prospectuses and SAI.

Akos Beleznay no longer serves as co-portfolio manager of the Fund. Kurt Voldeng continues to serve as the Fund’s portfolio manager. All references to Mr. Beleznay in the Prospectuses and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.